SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material under Rule14a-12

AMES NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

____________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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April 1, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Ames National Corporation on Wednesday, April 29, 2015, at Reiman Gardens, 1407 University Boulevard, Ames, Iowa. Registration begins at 4:00 p.m., with the Annual Meeting to commence at 4:30 p.m.

In connection with the Annual Meeting, we recently sent you a Notice of Internet Availability of Proxy Materials containing instructions for accessing the Proxy Statement and our 2014 Annual Report on Form 10-K and voting your shares online at www.amesnational.com. Another copy of the Notice of Internet Availability of Proxy Material is enclosed for your information.

Enclosed you will also find a printed Proxy Card. If you have already voted your shares online at www.amesnational.com, please disregard this mailing. If you have not yet voted, we encourage you to review the Proxy and financial information at www.amesnational.com and vote your shares. You may vote online or by signing, dating and returning the enclosed Proxy Card as soon as possible in the postage-paid envelope provided.

We look forward to seeing you at the Annual Meeting on April 29, 2015, and thank you for your continued support of Ames National Corporation.

Sincerely,

\s\ Douglas C. Gustafson

Douglas C. Gustafson

Chairman

Ames National Corporation

405 5th Street • Ames, Iowa 50010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 29, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ames National Corporation, an Iowa corporation (the "Company"), will be held on Wednesday, April 29, 2015, at 4:30 p.m., local time, at Reiman Gardens, 1407 University Boulevard, Ames, Iowa, and at any adjournment or postponement thereof (the "Meeting"), for the following purposes:

1. To elect three members of the Board of Directors, who will serve for a three-year term.
2. To ratify the appointment of CliftonLarsonAllen LLP as the Company's independent registered public accounting firm for 2015.
3. To consider such other business as may properly be brought before the Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting to be held on April 29, 2015

The Company is mailing to its shareholders a Notice of Internet Availability of Proxy Materials ("Notice of Availability"), rather than mailing a paper copy of the proxy materials. The Notice of Availability contains instructions on how to access the proxy materials on the Internet, as well as instructions for obtaining a paper copy. Any shareholder who requests to receive a paper copy of the proxy materials will receive a full set of paper proxy materials by U.S. mail. This process will reduce the Company's costs to print and distribute its proxy materials.

You may vote if you are a shareholder of record on March 6, 2015. It is important that your shares be represented and voted at the Meeting. The Board of Directors recommends that you vote your shares FOR election of its nominees as directors and FOR ratification of the appointment of the independent public accounting firm. Please vote in one of the following ways:

- VISIT WWW.AMESNATIONAL.COM TO VIEW THE PROXY MATERIALS AND VOTE VIA THE INTERNET, using the identification numbers indicated on the enclosed Notice of Availability or proxy card mailed to you;
- MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD that will be mailed to you on or about April 1, 2015; or
- VOTE BY WRITTEN BALLOT at the Meeting.

By Order of the Board of Directors

John P. Nelson
Vice President and Secretary

March 19, 2015
Ames, Iowa

Ames National Corporation

c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004–1123

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2015

Reiman Gardens
1407 University Boulevard, Ames, Iowa

If you need directions to the location, call Ames National Corporation at 515-232-6251.

MATERIALS AVAILABLE ON WEBSITE

The following proxy materials are available on Ames National Corporation's website at **www.amesnational.com** on the home page:

- This Notice
- Letter from the President
- 2014 Annual Report to Shareholders on Form 10K
- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Proxy Card

ACCESSING THE PROXY MATERIALS AND VOTING ONLINE

You can access and print the above materials off the website by clicking on the document you wish to review. You are encouraged to review all the materials before voting. A proxy card and return envelope will be mailed to you in about 10 days and you may vote by completing and returning your proxy card. Or, you may vote your proxy over the Internet by clicking on the link entitled "Online Proxy Voting" found on the website and following the instructions. **When voting online, you must reference the Company Number, 9-digit Proxy Number and 10-digit Account Number located below.**

THIS NOTICE IS ONLY AN OVERVIEW

This notice is not a form for voting and presents only an overview of the more complete and important proxy materials. Proxy materials are available online at www.amesnational.com, by email or by US mail.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

You will not receive a paper or email copy of the proxy materials unless you request one. You should make a request by not later than April 19, 2015, to facilitate delivery before this meeting. The paper or email copy will be provided at no cost to you. You should indicate in your request if the request is just for this annual meeting or for all future shareholder meetings as well. You may make a request by contacting Continental Stock Transfer and Trust Company through any of the following methods:

- By telephone please call 1-888-221-0690 OR
- By logging on to http://www.cstproxyvote.com, OR
- By email at: proxy@continentalstock.com

(Please type "Ames National" and your account number in the subject line.)

ONLINE VOTING INFORMATION
www.amesnational.com:

Company Number:

Proxy Number:

Account Number: